UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Liberty Latin America Ltd.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 16, 2019.

This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/LILA. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange
Commission rules, proxy materials do not have
to be delivered on paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual General Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of
the proxy materials, you must request one.
There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual general meeting, please make this request on or before May 2, 2019.

For a Convenient Way to VIEW Proxy Materials — and — VOTE Online go to: www.proxydocs.com/LILA

Proxy Materials Available to View or Receive:

1. Proxy Statement 2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/LILA	TELEPHONE (866) 648-8133	*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.

*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

Company Notice of Annual General Meeting
Date:	Thursday, May 16, 2019
Time:	8:00 a.m. Bermuda Time
Place:	Rosewood Bermuda, 60 Tucker’s Point Drive,
Hamilton Parish, HS 02 Bermuda

The purpose of the Annual General Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” the following.

1.	Election of Directors

Nominees	01	John C. Malone	03 Brendan Paddick
	02	Miranda Curtis

The Board of Directors recommends that you vote “FOR” Proposals 2, 3 and 4.

2.

A proposal to appoint KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, and to authorize the Board, acting by the audit committee, to determine the independent auditors remuneration;

3.	A proposal to approve the Liberty Latin America 2018 Incentive Plan as described in this proxy statement.

4.	A proposal to approve, on an advisory basis, the Liberty Latin America 2018 Nonemployee Director Incentive Plan as described in this proxy statement.